Exhibit 99.1

The following tables summarize the trust portfolio by various criteria as of October 31, 2014 for each of the retailers included in the trust portfolio, except for the “Composition by FICO® Score” table, which reflects receivables balances as of October 31, 2014, and the composition of accounts by FICO® score as most recently refreshed. The Dillard’s accounts were de-designated and the related receivables removed from the trust on November 7, 2014. The following information regarding the trust portfolio has been prepared on a pro forma basis as if the removal occurred at the close of business on October 31, 2014.

Please note that numbers and percentages presented in the tables in this section may not sum to the totals presented due to rounding.

For purposes of the tables in this section:

•	Total Receivables Outstanding is the sum of principal receivables and finance charge receivables (which includes fee receivables) included in the trust portfolio in the period indicated.

•	Accounts is the number of accounts included in the trust portfolio as of the date or in the period indicated.

Composition by Retailer

Retailer	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
JCPenney	$3,383,368,223	20.0%	$7,225,489	29.1%
Lowe’s	2,980,477,130	17.7%	2,566,682	10.4%
Wal-Mart (1)	2,268,474,947	13.4%	2,089,523	8.4%
Sam’s Club Dual Card	1,932,810,364	11.4%	1,602,937	6.5%
Sam’s Club(1)	1,832,410,857	10.9%	2,753,214	11.1%
Gap Family Dual Card(2)	1,633,779,046	9.7%	1,873,930	7.6%
Belk	879,749,021	5.2%	2,040,153	8.2%
Gap(3)	619,341,675	3.7%	2,122,043	8.6%
Chevron	453,524,472	2.7%	1,716,217	6.9%
JCPenney Dual Card	175,841,821	1.0%	122,339	0.5%
Other	722,093,134	4.3%	677,398	2.7%
Total	$16,881,870,688	100.0%	$24,789,925	100.0%

(1)	Sam’s Club and Wal-Mart are affiliated retailers. Sam’s Club cards may also be used at Wal-Mart locations, and Wal-Mart cards may be used at Sam’s Club locations if the cardholder belongs to the club. Figures shown here are based on which retailer is identified on the card, not where the purchase was made.

(2)	Figures presented for Gap Family Dual Card include Old Navy Dual Card, Gap Dual Card and Banana Republic Dual Card, which are affiliated retailers. Each of these retailers’ cards may be used at the locations of the other two.

(3)	Figures presented for Gap include Old Navy, Gap and Banana Republic, which are affiliated retailers. Each of these retailers’ cards may be used at the locations of the other two.

Composition by Account Balance

Account Balance Range	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Credit Balance	$(17,275,209)	-0.1%	330,648	1.3%
No Balance	-	0.0%	9,755,132	39.4%
$0.01-$500.00	1,259,218,913	7.5%	7,438,561	30.0%
$500.01-$1,000.00	1,572,146,300	9.3%	2,159,388	8.7%
$1,000.01-$2,000.00	3,300,112,240	19.5%	2,279,135	9.2%
$2,000.01-$3,000.00	2,928,340,277	17.3%	1,196,852	4.8%
$3,000.01-$4,000.00	2,252,044,334	13.3%	651,251	2.6%
$4,000.01-$5,000.00	1,883,465,748	11.2%	419,747	1.7%
$5,000.01-$6,000.00	1,387,552,755	8.2%	253,965	1.0%
$6,000.01-$7,000.00	880,466,147	5.2%	136,341	0.5%
$7,000.01-$8,000.00	587,003,041	3.5%	78,831	0.3%
$8,000.01-$9,000.00	378,226,818	2.2%	44,702	0.2%
$9,000.01-$10,000.00	271,665,038	1.6%	28,694	0.1%
$10,000.01-$15,000.00	168,351,321	1.0%	15,031	0.1%
$15,000.01-$20,000.00	20,818,307	0.1%	1,249	0.0%
$20,000.01 or more	9,734,659	0.1%	398	0.0%
Total	$16,881,870,688	100.0%	24,789,925	100.0%

Composition by Credit Limit

Credit Limit Range	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
$0.01-$500.00	$186,254,647	1.1%	1,918,724	7.7%
$500.01-$1,000.00	539,015,973	3.2%	2,127,989	8.6%
$1,000.01-$2,000.00	1,796,404,742	10.6%	6,202,418	25.0%
$2,000.01-$3,000.00	2,238,626,682	13.3%	4,565,531	18.4%
$3,000.01-$4,000.00	1,997,976,844	11.8%	2,648,085	10.7%
$4,000.01-$5,000.00	2,240,427,916	13.3%	2,174,415	8.8%
$5,000.01-$6,000.00	2,080,433,902	12.3%	1,455,615	5.9%
$6,000.01-$7,000.00	1,360,235,800	8.1%	933,191	3.8%
$7,000.01-$8,000.00	1,458,248,077	8.6%	977,448	3.9%
$8,000.01-$9,000.00	891,942,747	5.3%	488,478	2.0%
$9,000.01-$10,000.00	1,626,320,086	9.6%	1,069,746	4.3%
$10,000.01 or more	465,983,272	2.8%	228,285	0.9%
Total	$16,881,870,688	100.0%	24,789,925	100.0%

Composition by Account Age

Age	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Up to 6 Months	$-	0.0%	-	0.0%
6 Months to 12 Months	-	0.0%	-	0.0%
Over 12 Months to 24 Months	109,090,802	0.6%	225,545	0.9%
Over 24 Months to 36 Months	1,117,030,864	6.6%	1,779,678	7.2%
Over 36 Months to 48 Months	1,305,329,540	7.7%	1,923,052	7.8%
Over 48 Months to 60 Months	1,375,701,502	8.1%	1,814,916	7.3%
Over 60 Months to 72 Months	1,323,779,803	7.8%	1,759,385	7.1%
Over 72 Months to 84 Months	1,541,139,803	9.1%	1,828,976	7.4%
Over 84 Months to 96 Months	1,498,164,249	8.9%	1,884,967	7.6%
Over 96 Months to 108 Months	1,207,489,000	7.2%	1,513,843	6.1%
Over 108 Months to 120 Months	1,359,807,901	8.1%	1,594,866	6.4%
Over 120 Months	6,044,337,225	35.8%	10,464,697	42.2%
Total	$16,881,870,688	100.0%	24,789,925	100.0%

Except for the applicable states listed below, no state accounted for more than 5% of the number of accounts or 5% of the total receivables balances, as applicable, as of October 31, 2014 for each of the retailers included in the trust portfolio.

Composition by Billing Address

State	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Texas	$1,636,425,031	9.7%	2,212,958	8.9%
California	1,381,544,391	8.2%	2,467,189	10.0%
Florida	1,093,288,843	6.5%	1,613,426	6.5%
North Carolina	889,043,552	5.3%	1,258,806	5.1%
New York	810,894,671	4.8%	1,280,325	5.2%
Other	11,070,674,201	65.6%	15,957,221	64.4%
Total	$16,881,870,688	100.0%	24,789,925	100.0%

Composition by Delinquency Status

Aging Status	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Current, Credit and Zero Balance	$15,689,138,720	92.9%	24,013,584	96.9%
1-29 Days	568,987,013	3.4%	438,845	1.8%
30-59 Days	186,646,171	1.1%	112,523	0.5%
60-89 Days	138,878,280	0.8%	75,292	0.3%
90-119 Days	113,427,602	0.7%	58,205	0.2%
120-149 Days	102,364,324	0.6%	50,922	0.2%
150 or More Days	82,428,578	0.5%	40,554	0.2%
Total	$16,881,870,688	100.0%	24,789,925	100.0%

The following table reflects receivables as of October 31, 2014, and the composition of accounts by FICO® score as most recently refreshed:

Composition by FICO® Score

FICO® Credit Score Range(1)	Total Receivables Outstanding	Percentage of Total Receivables Outstanding
Less than or equal to 599	$1,303,309,048	7.7%
600 to 659	3,322,567,810	19.7%
660 to 719	6,702,003,245	39.7%
720 and above	5,481,381,094	32.5%
No Score	72,609,491	0.4%
Total	$16,881,870,688	100.0%

(1)	FICO® is a federally registered trademark of Fair, Isaac & Company.